UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 11, 2017

PHH CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road

Mt. Laurel, New Jersey 08054

(Address of principal executive offices, including zip code)

(856) 917-1744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 11, 2017, PHH Corporation (the “Company”) issued a press release announcing the commencement of a modified “Dutch auction” tender offer to purchase shares of its common stock, par value $0.01 per share (the “Shares”) (CUSIP 693320202) for an aggregate purchase price of up to $266  million in cash pursuant to (i) auction tenders at prices specified by the tendering stockholders (in increments of $0.05) of not greater than $14.25 per Share nor less than $13.45 per Share (“Auction Tenders”), or (ii) purchase price tenders pursuant to which stockholders indicate they are willing to sell their Shares to the Company at the Purchase Price (as defined below) determined in the Offer (as defined below) (“Purchase Price Tenders”), in either case, net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions described in the Offer to Purchase dated August 11, 2017 (the “Offer to Purchase”), and in the Letter of Transmittal (“Letter of Transmittal,” which together, as each may be amended or supplemented from time to time, constitute the “Offer”).

The Offer, proration period and withdrawal rights will expire at 11:59 p.m., New York City time, on September 8, 2017, unless the Offer is extended or withdrawn (such date, as it may be extended, the “Expiration Date”).

Promptly after the Expiration Date, the Company will, upon the terms and subject to the conditions of the Offer, determine a single purchase price per Share (the “Purchase Price”), which will not be greater than $14.25 per Share nor less than $13.45 per Share, that the Company will pay for Shares properly tendered in the Offer and not properly withdrawn, taking into account the number of Shares tendered pursuant to Auction Tenders and Purchase Price Tenders and the prices specified by stockholders tendering Shares pursuant to Auction Tenders. Shares tendered pursuant to Purchase Price Tenders will be deemed to have been tendered at a price of $13.45 per Share (which is the minimum price per Share under the Offer) for purposes of determining the Purchase Price. The Purchase Price will be the lowest price per Share of not more than $14.25 per Share and not less than $13.45 per Share, at which Shares have been tendered or have been deemed to be tendered in the Offer, that will enable the Company to purchase the maximum number of Shares properly tendered in the Offer and not properly withdrawn having an aggregate purchase price not exceeding $266 million. Subject to the conditions of the Offer, only Shares properly tendered, or deemed to be tendered, at prices at or below the Purchase Price and not properly withdrawn will be eligible for purchase in the Offer.

Assuming that the conditions to the Offer are satisfied or waived, at the minimum purchase price of $13.45 per Share, the maximum number of Shares that the Company will purchase is 19,776,951 if the Offer is fully subscribed and the Company does not increase the amount of Shares sought in the Offer, which would represent approximately 38.6% of the Company’s issued and outstanding Shares as of August 4, 2017.  Assuming that the conditions to the Offer are satisfied or waived, at the maximum purchase price of $14.25 per Share, the maximum number of Shares that the Company will purchase is 18,666,666 if the Offer is fully subscribed and the Company does not increase the amount of Shares sought in the Offer, which would represent approximately 36.4% of the Company’s issued and outstanding Shares as of August 4, 2017.

All Shares purchased in the Offer will be purchased at the same Purchase Price regardless of whether they were tendered at a lower price. However, because of the “odd lot” priority, if any, proration and conditional tender provisions described in the Offer to Purchase, all of the Shares tendered at or below the Purchase Price may not be purchased if Shares are properly tendered and not properly withdrawn at or below the Purchase Price having an aggregate purchase price greater than $266 million. In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), the Company may, without amending or extending the Offer, increase the aggregate purchase price of Shares sought in the Offer and thereby increase the number of Shares accepted for payment in the Offer by no more than 2% of the number of the Company’s issued and outstanding Shares.

Shares tendered but not purchased in the Offer will be returned to the tendering stockholders promptly following the Expiration Date.

The Offer is not conditioned upon the receipt of financing.  The Company has no alternative financing arrangements or plans.  The tender offer, however, is subject to a number of other terms and conditions, which are specified in the Offer to Purchase.  In the event that any condition specified in the Offer to Purchase is triggered, the Company may waive, in its discretion, such condition prior to the expiration of the tender offer in order to proceed with the tender offer.

While the Company’s board of directors has authorized the Offer, it has not made and is not making, and none of the Company, the Company’s affiliates or subsidiaries, the Dealer Manager (as defined in the Offer to Purchase), the Information Agent (as defined in the Offer to Purchase) or the Depositary (as defined in the Offer to Purchase) has made or is making, any recommendation to stockholders as to whether to tender or refrain from tendering their Shares or as to the price or prices at which they may choose to tender their Shares.

We have been advised that certain of our long-standing directors intend to tender a portion of their total number of Shares in the Offer consistent with our Non-Employee Director and Employee Share Ownership and Retention Policy.  Our executive officers, however, have informed us that they do not intend to tender Shares in the Offer.

A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	PHH Corporate Press Release dated August 11, 2017.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, forward looking-statements are not based on historical facts but instead represent only our current beliefs regarding future events.  All forward-looking statements are, by their nature, subject to risks, uncertainties and other factors that could cause actual results, performance or achievements to differ materially from those expressed or implied in such forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements.  Such statements may be identified by words such as “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” You should understand that forward-looking statements are not guarantees of performance or results and are preliminary in nature.  You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our periodic reports filed with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, in connection with any forward-looking statements that may be made by us or our businesses generally.  Such periodic reports are available in the “Investors” section of our website at http://www.phh.com and are also available at http://www.sec.gov.  Except for our ongoing obligations to disclose material information under the federal securities laws, applicable stock exchange listing standards and unless otherwise required by law, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements or to report the occurrence or non-occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ William F. Brown
		Name:	William Brown
		Title:	Senior Vice President, General Counsel
Date: August 11, 2017